UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

Supernova Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification Number)

265 Sunrise Hwy, Ste 1-276, Rockville Centre, New York 11570

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2015, the registrant entered into a Lease and Well Purchase Agreement (the “Lease”) with OMR Drilling and Acquisition, LLC. Under the Lease, the registrant will pay OMR $135,000 to purchase a 50% working interest and a 37.5% net revenue interest on the Monroe Lease with three wells located in Monroe County. OMR agreed to carry the registrants share of the operation and maintenance expenses associated with the operation of the three wells for the first twelve months of the registrants ownership.

Item 9.01	Financial Statements and Exhibits

Exhibits

No.	Exhibits

10.1	Lease and Well Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 8, 2015

Supernova Energy, Inc.

By: /s/ Kevin Malone
Kevin G. Malone, President, CEO, CFO

EXHIBIT INDEX

No.	Exhibits

10.1	Lease and Well Purchase Agreement

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